Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 41 to Registration Statement No. 2-99473 on Form N-1A of our report on the financial statements and financial highlights of BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust dated November 21, 2006, January 26, 2007, as to the effects of the restatement discussed in Note 8 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement discussed in Note 8), appearing in the Annual Report on Form N-CSR/A of BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust for the year ended September 30, 2006, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, all of which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Princeton, New Jersey
January 26, 2007